Exhibit 10.2
EXECUTION VERSION
AMENDMENT NO. 1 TO
INTERCREDITOR AGREEMENT
THIS AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT (this “Amendment”), dated as of June 12, 2007, is made by and among the institutional investors listed under the caption “Noteholders” on the signature pages hereto (collectively, together with the other holders from time to time of the hereinafter described NPA Notes and their successors and assigns, the “Noteholders”); Capital One, National Association, and Union Bank of California, N.A. (collectively, together with the other lenders from time to time party to the hereinafter described Bank Loan Agreement and their successors and assigns, the “Banks”); Capital One, National Association, as agent for the Banks (in such capacity, the “Bank Agent”), and The Bank of New York Trust Company, N.A., as collateral agent for the Noteholders (together with its successors and assigns in such capacity, the “Noteholder Collateral Agent”).
RECITALS
A. The Noteholders, the Banks, the Bank Agent and the Noteholder Collateral Agent are parties to an Intercreditor Agreement dated as of July 31, 2007 (the “Agreement”).
B. The parties hereto have agreed to amend the Agreement as described herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1. Existing Defined Terms. Effective as of the date hereof, the following defined terms in Article I of the Intercreditor Agreement are hereby amended as follows:
(a) The defined term “Eligible Swap Agreement” is hereby amended by (1) deleting the second sentence occurring therein and (2) replacing such sentence in its entirety with the following:
“For the avoidance of doubt, a Swap Agreement continues to be an Eligible Swap Agreement so long as the Person that is the counterparty to the Company under a Swap Agreement at the time such Swap Agreement is entered into is a Bank (or an Affiliate of a Bank) under the Bank Loan Agreement (even if such Bank subsequently ceases to be a Bank under the Bank Loan Agreement).”
(b) The defined term “Senior Indebtedness” is hereby amended by deleting each reference to “$125,000,000” occurring therein and substituting “$185,000,000” in lieu of each occurrence thereof.

Section 2. Miscellaneous.
(i) Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect. This Amendment shall be binding upon and inure to the benefit of the Noteholders, the Banks, the Collateral Agent, any other parties to the Agreement from time to time, and their respective successors and permitted assigns.
(ii) THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.
(iii) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same document. Delivery of this Amendment may be made by telecopy or electronic transmission of a duly executed counterpart copy hereof; provided that any such delivery by electronic transmission shall be effective only if transmitted in .pdf format, .tif format or other format in which the text is not readily modifiable by any recipient thereof.
[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers hereunto duly authorized as of the date first above set forth.

NOTEHOLDER COLLATERAL AGENT:

THE BANK OF NEW YORK TRUST COMPANY, N.A.

By:	/s/ Geraldine Creswell

Name:	Geraldine Creswell
Title:	Assistant Treasurer

Address:

10161 Centurion Parkway 2nd Floor Jacksonville, FL 32256 Fax No: (904) 645-1921 Attn: Corporate Trust Ms. Geraldine Creswell Assistant Treasurer

BANK AGENT:

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Nancy M. Mak

Name:	Nancy M. Mak
Title:	Assistant Vice President

BANKS:

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Nancy M. Mak

Name:	Nancy M. Mak
Title:	Assistant Vice President

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Doug Gale

Name:	Doug Gale
Title:	Vice President
Signature Page to Amendment No. 1 to Intercreditor Agreement

NOTEHOLDERS:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Brian E. Lemons

Vice President

Address:

c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, Texas 75201 Fax No: (214) 720-6299 Attn: Managing Director
Signature Page to Amendment No. 1 to Intercreditor Agreement

CONSENTED AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN:

GMX RESOURCE INC.

By:	/s/ James A. Merrill

Name:	James A. Merrill
Title:	Chief Financial Officer and Treasurer

Address:

9400 N. Broadway, Suite 600 Oklahoma City, Oklahoma 73114 Attn:

ENDEAVOR PIPELINE INC.

By:	/s/ James A. Merrill

Name:	James A. Merrill
Title:	Chief Financial Officer and Treasurer

Address:

9400 N. Broadway, Suite 600 Oklahoma City, Oklahoma 73114 Attn:

DIAMOND BLUE DRILLING CO.

By:	/s/ Richard Hart

Name:	Richard Hart
Title:	President

Address:

9400 N. Broadway, Suite 600 Oklahoma City, Oklahoma 73114 Attn:
Signature Page to Amendment No. 1 to Intercreditor Agreement